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ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II
-National Portfolio
-High Income Municipal Portfolio
-California Portfolio
-Arizona Portfolio
-Massachusetts Portfolio
-Michigan Portfolio
-Minnesota Portfolio
-New Jersey Portfolio
-New York Portfolio
-Ohio Portfolio
-Pennsylvania Portfolio
-Virginia Portfolio

(together, "Municipal Income Fund")
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Supplement dated October 28, 2011, to the Statement of Additional Information
("SAI") dated January 31, 2011, and amended on March 24, 2011, of Municipal Income Fund .

                                   * * * * *

The following paragraph is added following the third paragraph in the SAI of Municipal Income Fund under the heading "Purchase of Shares - Class A Shares".

      Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $500,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

                                   * * * * *

This Supplement should be read in conjunction with the SAI for Municipal Income Fund.

You should retain this Supplement with your SAI for future reference.


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